UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22481

                Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Annual Report

December 31, 2021

Important Information on Paperless Delivery

As permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call 1-877-864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of December 31, 2021 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

The year started out strong on the heels of historic volatility and uncertainty, and the energetic tone persisted throughout the duration of 2021, with record supply of leveraged loans meeting record demand. Improved fundamentals, loose monetary policy, and accommodating market conditions drew more borrowers to the leveraged loan primary market than ever before. At the same time, unprecedented collateralized loan obligation (“CLO”) issuance and a surge in retail demand easily absorbed the supply. Altogether, the favorable backdrop provided for a post-pandemic rebound with the S&P/LSTA Leveraged Loan Index up 5.2% for the year. That said, performance was not consistent throughout the year as COVID headlines created brief periods of volatility and market conditions also evolved. The year started with hardly any net new supply of leveraged loans following the pandemic and the average bid price was around 96. By the fourth quarter, there was record new issuance of leveraged loans and the average bid price reached into the mid-98s. Unsurprisingly, the strength of the rally declined as the year progressed.

After primary markets virtually shut down in 2020, we saw $615 billion of new loan supply in 2021, which is 22% higher than the previous record of $503 billion set in 2017. As a result, the loan asset class grew by 12% in 2021 to $1.35 trillion, the most on record. The primary driver for the surge in supply was the unprecedented pace of mergers and acquisitions (“M&A”) and leveraged buyout (“LBO”) transactions that took place over the year. Since deal making stalled while cash balances swelled during the pandemic, we saw a flurry of activity once markets reopened. Not only did we see a record number of borrowers in the primary loan market to raise M&A related financing, but the average size of these transactions increased as well. In 2021, we saw $331 billion of M&A related volume (20% higher than the previous record of $275 billion in 2018) from 436 borrowers (compared to 421 in 2018 and the previous record of 427 in 2007). Sponsored companies accounted for 73% of deal related activity, reaching another record of $240 billion. Favorable market conditions and strong demand also led to $260 billion of opportunistic refinancing activity and dividend recapitalizations. Additionally, there was a push in November and December from issuers who wanted to price deals based on the London Interbank Offered Rate (“LIBOR”) (which can no longer be used for new issues in 2022), which accelerated the calendar and contributed to overall supply.

While loan issuance soared, so did demand. The most notable driver of demand in the loan market came from the remarkable CLO issuance we saw in 2021. For context, CLO issuance set a new record in each quarter throughout the year. Full year CLO issuance totaled $186.7 billion, which was 45% higher than the previous record of $128.9 billion in 2018 (and actually surpassed this record before the end of the third quarter). In addition to CLO demand, there were inflows to loan funds of nearly $45 billion as impending rate hikes drew investors to floating rate products. To put this in context, the $45 billion of inflows in 2021 equates to nearly 50% of loan fund assets under management at the end of 2021. Not only is the market seeing inflows to loan funds, but we also continue to see other retail funds increasing their allocations to loans. A diversified lender base has also helped to create liquidity in the secondary market as we’ve seen a strong desire to execute loan trades on a portfolio level (as is customary in the high-yield bond market), which compels dealers to make markets on a wider selection of loans, which in turn increases competition and improves trading efficiency.

We expect M&A and LBO-related activity to remain elevated to start the new year with new loan supply continuing to be robust. Accordingly, demand is also expected to be supportive given the healthy CLO pipeline and number of open warehouses, while rate hikes should continue to attract inflows from retail investors looking for floating rate exposure. Corporate fundamentals have improved significantly this year and issuers have pushed out the near-term maturities following a wave of refinancing activity. Accordingly, we expect the default rate to remain near historic lows. While repricing risk is a concern given levels are approaching par in secondary trading, opportunistic activity may be impacted by complexities related to the LIBOR transition and having to reprice with a different underlying rate. The LIBOR transition may also impact demand to the extent that CLO managers will look to reduce basis risk and prefer to hold more legacy LIBOR-based loans when possible. That said, newer deals will likely prefer term loans based on the Secured Overnight Financing Rate (“SOFR”) and it will be interesting to see if this nuance creates opportunity. Overall, the economic backdrop and supply/demand technical is supportive for loans in the new year.

Despite the overwhelmingly positive momentum, 2021 was also colored by periods of volatility due to a number of different macro factors that continue to impact markets today and will remain important themes in 2022. While people are learning to live with COVID and another lockdown in the US is unlikely, variant risk still remains. In particular, fourth quarter performance lagged relative to the rest of the year due to concerns over the COVID Omicron variant and the impact from resulting labor shortages. Additionally, inflation and supply chain constraints will continue to weigh on certain sectors which may negatively impact earnings and increase leverage. Political and economic uncertainty in

Annual Report  |  1

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (continued)

As of December 31, 2021 (unaudited)

China along with volatility in energy prices may also disrupt markets. That said, balance sheets are strong and the market is open, so companies can focus on growth and continue to create opportunity in leveraged capital markets.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-877-864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

2  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

December 31, 2021 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	97.4%
High-Yield Bonds	1.5%
Equity/Other	1.1%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.29%
Weighted Average Fixed-Rate Coupon	7.33%
Weighted Average Maturity (in years) (floating assets)	5.17
Weighted Average Maturity (in years) (fixed assets)	3.36
Weighted Average Modified Duration (in years) (fixed assets)	2.27
Weighted Average Modified Duration (in years)(e)	4.31
Average Position Size by Issuer(f)	$4,040,692
Number of Issuers(f)	97
Weighted Average S&P Rating(g)	B
Weighted Average Rating Factor (Moody’s)(g)	3,003

Credit Quality(b)

BB	6.3%
B	74.0%
CCC+ or Lower	10.3%
Not Rated	9.4%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

Services: Business	14.2%
Healthcare & Pharmaceuticals	11.9%
High Tech Industries	11.2%
Telecommunications	10.1%
Banking, Finance, Insurance & Real Estate	6.5%
Total	53.9%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	5.8%
The Edelman Financial Center, LLC	2.6%
DTI Holdco, Inc.	2.3%
DCert Buyer, Inc.	2.3%
Gainwell Acquisition Corporation	2.2%
Garda World Security Corporation	2.1%
Allied Universal Holdco, LLC	2.1%
Peraton Corporation	2.0%
Polaris Newco, LLC	1.9%
Asurion, LLC	1.9%
Total	25.2%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2021. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and warrants and includes fixed and floating rate assets.
(f)	Excludes equity investments and warrants.
(g)	Excludes securities with no rating or non-performing defaulted securities as of December 31, 2021.

Annual Report  |  3

Apollo Senior Floating Rate Fund Inc.

Fund Performance

December 31, 2021 (unaudited)

Apollo Senior Floating Rate Fund Inc. (“AFT”) returned 8.38% on a net asset value per share basis and 19.04% on a market price per share basis for the year ending December 31, 2021, outperforming the S&P/LSTA Leveraged Loan Index, which returned 5.20% for the year. As of December 31, 2021, AFT held 97.4% of its fair value of investment securities in first and second lien leveraged loans, 1.5% in high-yield bonds and 1.1% in equities and other securities. Outperformance in AFT relative to the index was driven mostly through credit selection as a number of idiosyncratic opportunities and events resulted in excess returns. Additionally, AFT was overweight CCC credits relative to the index, which also outperformed over the year.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception(d)
AFT - Market Price	19.04	%(a)	5.97	%(a)(b)	7.63	%(a)(b)	5.35	%(a)(b)
AFT - NAV	8.38	%(a)	5.61	%(a)(b)	6.79	%(a)(b)	6.00	%(a)(b)
S&P/LSTA Leveraged Loan Index(c)	5.20%		4.27	%(b)	4.69	%(b)	4.22	%(b)

Distributions(e)

Current Monthly Distribution (per share)	$0.085
Current Distribution Rate at Market Price(f)	6.33%
Current Distribution Rate at NAV(f)	6.20%

(a)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 23, 2011.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Financial Statements.
(f)

Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

4  |  Annual Report

Apollo Tactical Income Fund Inc.

Financial Data

December 31, 2021 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	73.9%
High-Yield Bonds	18.3%
Structured Products	6.7%
Equity/Other	1.1%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.74%
Weighted Average Fixed-Rate Coupon	5.75%
Weighted Average Maturity (in years) (floating assets)	5.69
Weighted Average Maturity (in years) (fixed assets)	5.83
Weighted Average Modified Duration (in years) (fixed assets)	3.49
Weighted Average Modified Duration (in years)(e)	4.28
Average Position Size by Issuer(f)	$3,709,245
Number of Issuers(f)	100
Weighted Average S&P Rating(g)	B
Weighted Average Rating Factor (Moody’s)(g)	3,021

Credit Quality(b)

A	1.1%
BBB	0.8%
BB	12.7%
B	58.8%
CCC+ or Lower	13.3%
Not Rated	13.3%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

Healthcare & Pharmaceuticals	12.8%
Telecommunications	10.8%
High Tech Industries	9.8%
Services: Business	6.7%
Aerospace & Defense	5.3%
Total	45.4%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	6.2%
United Airlines, Inc.	2.4%
Gainwell Acquisition Corporation	2.4%
DCert Buyer, Inc.	2.3%
Peraton Corporation	2.1%
LBM Acquisition, LLC	2.1%
DTI Holdco, Inc.	2.0%
McGraw-Hill Education, Inc.	2.0%
LABL, Inc.	2.0%
Asurion, LLC	1.9%
Total	25.4%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2021. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 6.7% of the portfolio as of December 31, 2021.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and warrants and includes fixed and floating rate assets.
(f)	Excludes equity investments and warrants.
(g)	Excludes securities with no rating or non-performing defaulted securities as of December 31, 2021.

Annual Report  |  5

Apollo Tactical Income Fund Inc.

Fund Performance

December 31, 2021 (unaudited)

Apollo Tactical Income Fund Inc. (“AIF”) returned 8.44% on a net asset value per share basis and 12.86% on a market price per share basis for the year ending December 31, 2021, outperforming the S&P/LSTA Leveraged Loan Index, which returned 5.20% for the year. As of December 31, 2021, AIF held 73.9% of its fair value of investment securities in first and second lien leveraged loans, 18.3% in high-yield bonds, 6.7% in collateralized loan obligations (“CLOs”), and 1.1% in equities and other securities. In addition to credit selection, which also contributed to most of the outperformance in AIF, the fund’s allocation to CLOs also helped to enhance returns relative to the index (which does not contain CLOs). Additionally, AIF was also overweight CCC credits which helped to improve performance.

Performance Comparison

	YTD		5 Yr		Since Inception(d)
AIF - Market Price	12.86	%(a)	8.06	%(a)(b)	5.62	%(a)(b)
AIF - NAV	8.44	%(a)	7.39	%(a)(b)	7.09	%(a)(b)
S&P/LSTA Leveraged Loan Index(c)	5.20%		4.27	%(b)	4.08	%(b)

Distributions(e)

Current Monthly Distribution (per share)	$0.090
Current Distribution Rate at Market Price(f)	7.05%
Current Distribution Rate at NAV(f)	6.53%

(a)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 25, 2013.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Financial Statements.
(f)

Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

6  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2021

	Principal Amount ($)	Value ($)

Senior Loans - 147.1%(a)

AEROSPACE & DEFENSE - 8.8%

Bleriot US Bidco Inc.
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.00% Floor), 4.22%, 10/30/26(c)	5,280,768	5,283,408
Dynasty Acquisition Co., Inc.
First Lien Term Loan, (3M LIBOR + 3.50%, 0.00% Floor), 3.72%, 04/06/26(c)	1,736,298	1,694,141
First Lien Term Loan B, (3M LIBOR + 3.50%, 0.00% Floor), 3.72%, 04/06/26(c)	3,229,514	3,151,102
Peraton Corporation
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28(c)	7,743,465	7,760,036
Vertex Aerospace Services Corp.
First Lien Term Loan, (LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/06/28(b)(c)	4,651,282	4,650,119

		22,538,806

BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.1%

Apex Group Treasury, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 07/27/28(c)	4,472,662	4,471,276
Asurion, LLC
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 5.35%, 01/31/28(c)	3,396,944	3,411,805
Second Lien Term Loan B4, (1M LIBOR + 5.25%, 0.00% Floor), 5.35%, 01/20/29(b)(c)	3,742,888	3,732,370
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 4.25%, 04/07/28(c)	5,262,231	5,265,862
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 6.85%, 07/20/26(b)(c)	4,931,380	4,959,637
Washington Prime Group, L.P.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.75% Floor), 5.75%, 10/20/25(c)	1,500,000	1,518,000

		23,358,950

BEVERAGE, FOOD & TOBACCO - 3.0%

IRB Holding Corporation
First Lien Term Loan B, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27(c)	3,713,133	3,718,350
Primary Products Finance LLC
First Lien Term Loan, (LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/25/28(b)(c)	3,843,318	3,853,733

		7,572,083

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 4.2%

Madison Safety & Flow LLC
First Lien Term Loan, (SOFR + 3.75, 0.05% Floor), 3.80%, 12/14/28(b)(c)	3,333,334	3,337,501
Pro Mach Group, Inc.
First Lien Term Loan B, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 08/31/28(c)	1,978,416	1,987,754
Safe Fleet Holdings, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(c)	3,995,277	3,981,732
Second Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,399,466

		10,706,453

CHEMICALS, PLASTICS, & RUBBER - 7.7%

Archroma Finance SARL (Luxembourg)
First Lien Term Loan B2, (1M LIBOR + 4.25%, 0.00% Floor), 4.35%, 08/12/24(c)(e)	3,915,098	3,892,273
Geon Performance Solutions, LLC
First Lien Term Loan B, (3M LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/18/28(b)(c)	2,834,027	2,862,368
LSF11 A5 Holdco, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 10/15/28(c)	7,058,530	7,061,459
Luxembourg Investment Company 428 SARL (Luxembourg)
First Lien Term Loan B, (SOFR + 5.00%, 0.50% Floor), 5.50%, 10/20/28(b)(c)(e)	4,359,375	4,348,476
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 09/22/28(c)	1,450,236	1,454,587

		19,619,163

CONSTRUCTION & BUILDING - 5.0%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	6,741,568	5,949,434
Illuminate Merger Sub Corp.
First Lien Term Loan B, (3M LIBOR + 3.50%, 0.50% Floor), 4.00%, 07/21/28(c)	3,829,787	3,805,257
Madison IAQ LLC
First Lien Term Loan, (6M LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/21/28(b)(c)	2,992,481	2,993,723

		12,748,414

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

CONSUMER GOODS: DURABLE - 0.9%

Mattress Firm, Inc.
First Lien Term Loan B, (6M LIBOR + 4.25%, 0.75% Floor), 5.00%, 09/25/28(c)	2,322,537	2,309,473

CONSUMER GOODS: NON-DURABLE - 0.9%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan, (SOFR + 3.50%, 0.15% Floor), 3.71%, 12/21/28(b)(c)	523,410	521,448
Second Lien Term Loan, (SOFR + 6.00%, 0.00% Floor), 6.06%, 12/20/29(b)(c)	1,710,576	1,719,129

		2,240,577

CONTAINERS, PACKAGING & GLASS - 8.6%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/07/23(c)	3,572,301	3,101,668
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 12/07/23(c)	979,432	846,391
Berlin Packaging LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.50% Floor), 4.25%, 03/11/28(c)	4,354,064	4,354,609
LABL, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.50% Floor), 5.50%, 10/29/28(c)	5,268,293	5,268,846
MAR Bidco SARL (Luxembourg)
First Lien Term Loan, (3M LIBOR + 4.25%, 0.50% Floor), 4.75%, 07/07/28(c)(e)	2,828,646	2,833,356
Trident TPI Holdings, Inc.
First Lien Delayed Draw Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 4.50%, 09/15/28(c)	303,783	304,020
First Lien Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 4.50%, 09/15/28(c)	5,314,321	5,318,466

		22,027,356

ENERGY: OIL & GAS - 0.8%

Freeport LNG Investments, LLLP
First Lien Term Loan B, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 12/21/28(c)	2,125,560	2,107,960

ENVIRONMENTAL INDUSTRIES - 1.7%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/27/28(c)	2,985,000	2,986,866
Trugreen Limited Partnership
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27(c)	1,468,492	1,472,067

		4,458,933

	Principal Amount ($)	Value ($)

FOREST PRODUCTS & PAPER - 1.0%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/04/28(c)(e)	2,690,531	2,697,257

HEALTHCARE & PHARMACEUTICALS - 18.0%

Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (3M LIBOR + 6.00%, 0.75% Floor), 6.75%, 09/20/27(b)(c)	2,142,856	2,109,813
CHG Healthcare Services, Inc.
First Lien Term Loan, (3M LIBOR + 3.50%, 0.50% Floor), 4.00%, 09/29/28(b)(c)	3,970,910	3,976,370
Curia Global, Inc.
First Lien Term Loan, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/30/26(c)	1,474,690	1,478,377
Endo Luxembourg Finance Company I SARL
First Lien Term Loan, (3M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/27/28(c)	6,229,088	6,074,544
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27(c)	8,651,268	8,684,791
Loire Finco Luxembourg SARL (United Kingdom)
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/27(c)(e)	1,985,037	1,980,075
LSCS Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.50%, 0.50% Floor), 5.00%, 11/23/28(b)(c)	2,041,884	2,044,947
Maravai Intermediate Holdings LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27(c)	2,909,438	2,925,804
Medline Borrower, LP
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 10/23/28(c)	2,933,075	2,935,729
MPH Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.50% Floor), 4.75%, 09/01/28(c)	1,626,044	1,591,499
Pacira Biosciences, Inc.
First Lien Term Loan, (SOFR + 7.00%, 0.75% Floor), 7.75%, 12/07/26(c)(d)	1,956,016	1,936,456
Phoenix Newco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 11/15/28(c)	2,425,898	2,429,245
Resonetics, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 04/28/28(c)	3,990,000	3,994,988

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Sunshine Luxembourg VII SARL (Luxembourg)
First Lien Term Loan B3, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/01/26(c)(e)	2,860,735	2,875,339
Women’s Care Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 01/15/28(c)	1,097,089	1,096,815

		46,134,792

HIGH TECH INDUSTRIES - 16.5%

Atlas CC Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	3,223,753	3,235,084
First Lien Term Loan C, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	655,679	657,983
DCert Buyer, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 10/16/26(c)	6,460,833	6,456,795
Second Lien Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 7.10%, 02/19/29(c)	2,427,401	2,437,511
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.10%, 07/23/26(c)	2,992,366	2,932,519
Flexera Software LLC
First Lien Term Loan B, (3M/6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/03/28(c)	6,464,710	6,477,284
Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27(c)	2,221,102	2,231,519
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(c)	4,680,926	4,680,552
Ivanti Software, Inc.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(c)	4,891,559	4,905,304
Riverbed Technology, Inc.
First Lien Exit Term Loan, (2.00% PIK), (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 12/07/26(c)(f)	814,924	798,964
Sovos Compliance, LLC
First Lien Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 5.00%, 08/11/28(c)	2,131,849	2,140,014
UKG, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 3.85%, 05/04/26(c)	2,992,347	2,987,409
First Lien Term Loan, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/26(c)	1,271,524	1,267,016

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

VS Buyer, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 0.00% Floor), 3.09%, 02/28/27(b)(c)	1,196,954	1,193,962

		42,401,916

HOTEL, GAMING & LEISURE - 3.3%

Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 3.50%, 0.00% Floor), 3.60%, 07/21/25(c)	4,297,965	4,306,561
The Enterprise Development Authority
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/28/28(c)	2,093,656	2,094,535
Varsity Brands Holding Co., Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/16/24(c)	1,988,357	1,954,804

		8,355,900

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.2%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 10/28/27(c)	4,686,681	4,697,811
F & W Media, Inc.
First Lien Term Loan B1, (LIBOR + 6.50%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	347,024	—
First Lien Term Loan B2, (LIBOR + 10.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—
McGraw-Hill Education, Inc.
First Lien Term Loan, (1M LIBOR + 4.75%, 0.50% Floor), 5.25%, 07/28/28(c)	6,146,249	6,128,026

		10,825,837

MEDIA: BROADCASTING & SUBSCRIPTION - 4.2%

Anuvu Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/25/23(c)(d)	60,351	58,842
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 03/24/25(c)	2,479,047	2,474,919
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 9.25%, 03/23/26(c)(f)	1,939,784	1,648,817
Univision Communications Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 03/15/24(b)(c)	3,400,000	3,405,304
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.86%, 05/18/25(c)	3,322,560	3,259,016

		10,846,898

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

RETAIL - 4.5%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	196,013	27,528
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	868,743	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	1,063,663	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	35,263	4,952
Empire Today, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/24/28(c)	2,761,726	2,718,575
Petco Health and Wellness Company, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/03/28(c)	3,996,061	3,996,361
PetSmart, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28(c)	4,786,788	4,800,263

		11,547,679

SERVICES: BUSINESS - 21.5%

Allied Universal Holdco LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28(c)	7,998,135	7,982,179
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 05/08/23(b)(c)	121,839	122,423
Second Lien Term Loan, (8.0% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.50%, 08/08/23(c)(d)(f)	2,529,544	2,080,550
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(c)	4,334,407	4,344,918
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	9,116,261	8,981,431
Electro Rent Corp.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 01/31/24(c)	2,796,072	2,803,510
Endure Digital, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/10/28(c)	3,860,912	3,833,769
Ensemble RCM, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.00% Floor), 3.88%, 08/03/26(c)	4,345,780	4,349,843
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27(c)	1,128,950	1,134,205

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Garda World Security Corporation (Canada)
First Lien Term Loan B2, (1M LIBOR + 4.25%, 0.00% Floor), 4.36%, 10/30/26(c)(e)	8,115,963	8,115,152
Ingenovis Health, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/06/28(b)(c)	3,993,960	3,996,476
Solera, LLC
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/02/28(c)	3,695,151	3,699,567
Second Lien Term Loan, (1M LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/04/29(c)	3,510,563	3,567,610

		55,011,633

SERVICES: CONSUMER - 0.9%

2U, Inc.
First Lien Term Loan, (1M LIBOR + 5.75%, 0.75% Floor), 6.50%, 12/30/24(c)	2,437,750	2,431,656

TELECOMMUNICATIONS - 14.4%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.60%, 07/23/25(c)	3,742,042	3,704,622
Frontier Communications Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28(c)	2,238,639	2,240,318
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 07/13/22(c)(e)	3,595,469	3,601,096
First Lien Exit Term Loan A, (LIBOR + 2.75%, 0.00% Floor), 2.75%, 12/07/22(b)(c)(d)(e)	3,700,000	3,681,500
First Lien Exit Term Loan B, (LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/08/28(b)(c)(d)(e)	3,700,000	3,672,250
First Lien Term Loan, (Prime + 5.50%, 2.00% Floor), 8.75%, 01/02/24(c)(e)(g)	5,444,878	5,449,125
First Lien Term Loan B, (Prime + 4.75%, 2.00% Floor), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,188,244
First Lien Term Loan B5, 8.63%, 01/02/24(e)(g)(h)	4,984,426	4,991,429
Orbcomm, Inc.
First Lien Term Loan, (1M/3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 09/01/28(c)	1,620,938	1,622,964
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 6.00%, 1.00% Floor), 7.00%, 05/02/23(c)	5,765,795	4,358,422
Zacapa SARL (Luxembourg)
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.00% Floor), 4.72%, 07/02/25(c)(e)	2,408,865	2,416,393

		36,926,363

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TRANSPORTATION: CONSUMER - 5.7%

The Hertz Corporation
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/30/28(c)	3,231,507	3,238,471
First Lien Term Loan C, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/30/28(c)	612,075	613,394
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 01/25/24(c)	3,976,781	3,648,299
United Airlines, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28(c)	6,999,639	7,040,587

		14,540,751

WHOLESALE - 2.2%

LBM Acquisition, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	5,568,500	5,527,182

Total Senior Loans (Cost $381,316,673)		376,936,032

Corporate Notes and Bonds - 2.3%

AEROSPACE & DEFENSE - 0.4%

Transdigm, Inc. 8.00%, 12/15/25(h)(i)	1,068,000	1,128,059

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.3%

KCF Puerto Rico, LLC 0.00%, 06/28/28(d)(j)	1,328,370	768,411

ENERGY: OIL & GAS - 0.8%

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26(h)(i)	834,000	780,657
10.50%, 05/15/27(h)(i)	1,187,000	1,198,609

		1,979,266

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	18,879	—
Magnetation, LLC / Mag Finance Corp. 0.00%, 05/15/18(d)(g)(h)(i)(j)	639,000	—

		—

TELECOMMUNICATIONS - 0.8%

Frontier Communications Holdings, LLC 5.00%, 05/01/28(h)(i)	2,000,000	2,063,620

Total Corporate Notes and Bonds (Cost $4,948,510)		5,939,356

	Quantity	Value ($)

Common Stocks - 1.1%

AUTOMOTIVE - 0.1%

APC Parent, Inc.(d)(j)	241,972	114,671

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc.(d)(j)	28,252	—

HIGH TECH INDUSTRIES - 0.2%

Riverbed Holdings, Inc.(j)	32,644	435,252

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	25,399
F & W Media, Inc.(d)(j)	9,511	—

		25,399

MEDIA: BROADCASTING & SUBSCRIPTION - 0.8%

Anuvu Corp.(d)(j)	108,418	2,161,855

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	8,890,519	—

Total Common Stocks (Cost $4,570,541)		2,737,177

Preferred Stocks - 0.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Somers Group Holdings Ltd. (Bermuda) (LIBOR + 6.68%, 1.00% Floor), 7.68%(d)(e)	37,863	960,774

HIGH TECH INDUSTRIES - 0.2%

Riverbed Holdings, Inc.	22,342	435,669

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc., (14.50% PIK)(d)(f)(h)	3,353	156,027

Total Preferred Stocks (Cost $1,644,912)		1,552,470

Warrants - 0.0%

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc.(d)(j)	47	—

Total Warrants (Cost $0)		—

Total Investments-151.1%		387,165,035
(Cost of $392,480,636)
Other Assets & Liabilities, Net-(0.4)%		(1,064,787)
Loan Outstanding-(50.7)%(k)(l)		(129,899,409)

Net Assets (Applicable to Common Shares)-100.0%		256,200,839

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2021

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2021. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of December 31, 2021, the 1, 2, 3 and 6 month LIBOR rates were 0.10%, 0.15%, 0.21% and 0.34%, respectively, the 30, 90 and 180 day average SOFR rates were 0.05%, 0.05% and 0.05%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2021, these securities amounted to $5,170,945, or 2.0% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $130,000,000 less unamortized deferred financing costs of $100,591.

12  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2021

	Principal Amount ($)	Value ($)
Senior Loans - 113.0%(a)

AEROSPACE & DEFENSE - 6.4%

Dynasty Acquisition Co., Inc.
First Lien Term Loan, (3M LIBOR + 3.50%, 0.00% Floor), 3.72%, 04/06/26(c)	1,038,781	1,013,560
First Lien Term Loan B, (3M LIBOR + 3.50%, 0.00% Floor), 3.72%, 04/06/26(c)	1,932,133	1,885,221
Peraton Corporation
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28(c)	7,743,465	7,760,036
Vertex Aerospace Services Corp.
First Lien Term Loan, (LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/06/28(b)(c)	4,651,282	4,650,119

		15,308,936

BANKING, FINANCE, INSURANCE & REAL ESTATE - 5.7%

Apex Group Treasury, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 07/27/28(b)(c)	498,750	498,596
Asurion, LLC
First Lien Term Loan B9, (1M LIBOR + 3.25%, 0.00% Floor), 3.35%, 07/31/27(c)	1,994,975	1,985,249
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 5.35%, 01/31/28(c)	2,102,870	2,112,070
Second Lien Term Loan B4, (1M LIBOR + 5.25%, 0.00% Floor), 5.35%, 01/20/29(b)(c)	3,036,961	3,028,427
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 4.25%, 04/07/28(c)	2,128,538	2,130,007
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 6.85%, 07/20/26(b)(c)	2,428,369	2,442,284
Washington Prime Group, L.P.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.75% Floor), 5.75%, 10/20/25(c)	1,500,000	1,518,000

		13,714,633

BEVERAGE, FOOD & TOBACCO - 2.5%

Primary Products Finance LLC
First Lien Term Loan, (LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/25/28(b)(c)	3,843,318	3,853,734
Ultimate Baked Goods Midco LLC
First Lien Revolving Term Loan, (1M/3M LIBOR + 6.25%, 1.00% Floor) 7.25%, 08/13/27(c)(d)	130,541	127,329
First Lien Term Loan, (1M LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/13/27(c)(d)	2,051,351	2,000,683

		5,981,746

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 3.9%

Madison Safety & Flow LLC
First Lien Term Loan, (SOFR + 3.75%, 0.05% Floor) 3.80%, 12/14/28(b)(c)	3,333,332	3,337,499
Pro Mach Group, Inc.
First Lien Term Loan B, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 08/31/28(c)	1,978,416	1,987,754
Safe Fleet Holdings, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(c)	2,709,646	2,700,460
Second Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,399,466

		9,425,179

CHEMICALS, PLASTICS, & RUBBER - 6.0%

Geon Performance Solutions, LLC
First Lien Term Loan B, (3M LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/18/28(b)(c)	2,834,027	2,862,368
LSF11 A5 Holdco, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 10/15/28(c)	5,609,254	5,611,581
Luxembourg Investment Company 428 SARL (Luxembourg)
First Lien Term Loan B, (SOFR + 5.00%, 0.50% Floor) 5.50%, 10/20/28(b)(c)(e)	4,359,375	4,348,476
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 09/22/28(c)	1,450,236	1,454,587

		14,277,012

CONSTRUCTION & BUILDING - 3.2%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	6,528,327	5,761,249
Madison IAQ LLC
First Lien Term Loan, (6M LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/21/28(b)(c)	1,994,987	1,995,815

		7,757,064

CONSUMER GOODS: DURABLE - 1.0%

Mattress Firm, Inc.
First Lien Term Loan B, (6M LIBOR + 4.25%, 0.75% Floor), 5.00%, 09/25/28(c)	2,322,537	2,309,473

CONSUMER GOODS: NON-DURABLE - 1.0%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan, (SOFR + 3.50%, 0.15% Floor), 3.71%, 12/21/28(b)(c)	523,410	521,447

See accompanying Notes to Financial Statements.  |  13

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CONSUMER GOODS: NON-DURABLE (continued)

ABG Intermediate Holdings 2 LLC
Second Lien Term Loan, (SOFR + 6.00%, 0.00% Floor), 6.06%, 12/20/29(b)(c)	1,710,576	1,719,129

		2,240,576

CONTAINERS, PACKAGING & GLASS - 6.1%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/07/23(c)	3,405,322	2,956,688
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 12/07/23(c)	910,786	787,069
LABL, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.50% Floor), 5.50%, 10/29/28(b)(c)	5,268,293	5,268,846
Trident TPI Holdings, Inc.
First Lien Delayed Draw Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 4.50%, 09/15/28(c)	303,783	304,020
First Lien Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 4.50%, 09/15/28(c)	5,314,321	5,318,467

		14,635,090

ENERGY: OIL & GAS - 0.9%

Freeport LNG Investments, LLLP
First Lien Term Loan B, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 12/21/28(c)	2,125,560	2,107,960

ENVIRONMENTAL INDUSTRIES - 1.9%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/27/28(c)	2,985,000	2,986,866
Trugreen Limited Partnership
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27(c)	1,468,492	1,472,067

		4,458,933

FOREST PRODUCTS & PAPER - 1.1%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/04/28(c)(e)	2,690,531	2,697,257

HEALTHCARE & PHARMACEUTICALS - 16.0%

Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (3M LIBOR + 6.00%, 0.75% Floor), 6.75%, 09/20/27(c)	2,714,284	2,672,430
Endo Luxembourg Finance Company I SARL
First Lien Term Loan, (3M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/27/28(c)	7,197,581	7,019,008

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27(c)	8,651,268	8,684,791
Inovalon Holdings, Inc.
First Lien Term Loan, (LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/24/28(c)(d)	6,179,577	6,025,088
Second Lien Term Loan, (LIBOR + 10.50%, 0.75 Floor), 11.25%, 11/24/33(c)(d)	100,000	97,000
LSCS Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.50%, 0.50% Floor), 5.00%, 11/23/28(b)(c)	2,041,884	2,044,947
Maravai Intermediate Holdings LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27(c)	2,909,438	2,925,804
MPH Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.50% Floor), 4.75%, 09/01/28(c)	1,490,541	1,458,874
Pacira Biosciences, Inc.
First Lien Term Loan, (SOFR + 7.00%, 0.75% Floor), 7.75%, 12/07/26(c)(d)	1,956,016	1,936,456
Resonetics, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 04/28/28(c)	4,239,375	4,244,674
Women’s Care Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 01/15/28(c)	1,097,089	1,096,815

		38,205,887

HIGH TECH INDUSTRIES - 13.7%

Atlas CC Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	3,223,753	3,235,085
First Lien Term Loan C, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	655,679	657,983
DCert Buyer, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 10/16/26(c)	4,465,909	4,463,118
Second Lien Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 7.10%, 02/19/29(c)	3,933,068	3,949,449
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.10%, 07/23/26(c)	1,994,911	1,955,013
Flexera Software LLC
First Lien Term Loan B, (3M/6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/03/28(c)	4,959,151	4,968,797

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(b)(c)	3,834,733	3,834,426
Ivanti Software, Inc.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(c)	4,891,559	4,905,304
Riverbed Technology, Inc.
First Lien Exit Term Loan, (2.00% PIK), (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 12/07/26(c)(f)	727,611	713,360
Sovos Compliance, LLC
First Lien Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 5.00%, 08/11/28(c)	2,131,849	2,140,014
UKG, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/26(c)	1,271,524	1,267,016
VS Buyer, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 0.00% Floor), 3.09%, 02/28/27(b)(c)	797,970	795,975

		32,885,540

HOTEL, GAMING & LEISURE - 3.0%

Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 3.50%, 0.00% Floor), 3.60%, 07/21/25(c)	3,219,928	3,226,368
The Enterprise Development Authority
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/28/28(c)	2,093,656	2,094,535
Varsity Brands Holding Co., Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/16/24(c)	1,988,357	1,954,804

		7,275,707

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 3.5%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 10/28/27(c)	2,343,341	2,348,907
F & W Media, Inc.
First Lien Term Loan B1, (LIBOR + 6.50%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	347,024	—
First Lien Term Loan B2, (LIBOR + 10.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—
McGraw-Hill Education, Inc.
First Lien Term Loan, (1M LIBOR + 4.75%, 0.50% Floor), 5.25%, 07/28/28(c)	6,146,249	6,128,025

		8,476,932

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION - 2.1%

Anuvu Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/25/23(c)(d)	57,117	55,689
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 03/24/25(c)	2,346,207	2,342,301
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 9.25%, 03/23/26(c)(f)	1,835,841	1,560,465
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.86%, 05/18/25(c)	1,176,453	1,153,953

		5,112,408

RETAIL - 3.0%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	59,069	8,296
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	261,799	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	320,539	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	10,627	1,492
Empire Today, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/24/28(c)	2,761,726	2,718,574
PetSmart, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28(c)	4,451,629	4,464,161

		7,192,523

SERVICES: BUSINESS - 9.4%

Allied Universal Holdco LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28(c)	3,087,198	3,081,039
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 05/08/23(b)(c)	56,852	57,125
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.50%, 08/08/23(c)(d)(f)	1,180,326	970,818
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(c)	926,631	928,878
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	7,599,584	7,487,186

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)

Endure Digital, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/10/28(c)	3,860,912	3,833,770
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27(c)	1,128,950	1,134,205
Solera, LLC
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/02/28(c)	1,600,401	1,602,314
Second Lien Term Loan, (1M LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/04/29(c)	3,268,689	3,321,805

		22,417,140

SERVICES: CONSUMER - 1.3%

Mavis Tire Express Services Corp.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/28(b)(c)	2,992,481	2,999,035

TELECOMMUNICATIONS - 14.1%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.60%, 07/23/25(c)	3,425,310	3,391,057
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 07/13/22(c)(e)	3,636,873	3,642,565
First Lien Exit Term Loan A, (LIBOR + 2.75%, 0.00% Floor), 2.75%, 12/07/22(b)(c)(d)(e)	3,500,000	3,482,500
First Lien Exit Term Loan B, (LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/08/28(b)(c)(d)(e)	3,500,000	3,473,750
First Lien Term Loan, (Prime + 5.50%, 2.00% Floor), 8.75%, 01/02/24(c)(e)(g)	5,735,607	5,740,080
First Lien Term Loan B, (Prime + 4.75%, 2.00% Floor), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,188,244
First Lien Term Loan B5, 8.63%, 01/02/24(e)(g)(h)	5,056,202	5,063,306
Orbcomm, Inc.
First Lien Term Loan, (1M/3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 09/01/28(c)	1,620,938	1,622,964
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 6.00%, 1.00% Floor), 7.00%, 05/02/23(c)	5,765,795	4,358,423
Zacapa SARL (Luxembourg)
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.00% Floor), 4.72%, 07/02/25(c)(e)	1,665,208	1,670,412

		33,633,301

	Principal Amount ($)	Value ($)

TRANSPORTATION: CONSUMER - 5.2%

The Hertz Corporation
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/30/28(c)	3,231,507	3,238,471
First Lien Term Loan C, (1M LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/30/28(c)	612,075	613,394
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 01/25/24(c)	3,976,781	3,648,299
United Airlines, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28(c)	4,915,389	4,944,145

		12,444,309

WHOLESALE - 2.0%

LBM Acquisition, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	4,771,578	4,736,172

Total Senior Loans (Cost $273,894,721)		270,292,813

Corporate Notes and Bonds - 28.0%

AEROSPACE & DEFENSE - 1.8%

Transdigm, Inc. 8.00%, 12/15/25(h)(i)	1,068,000	1,128,059
6.25%, 03/15/26(h)(i)	3,000,000	3,121,920

		4,249,979

AUTOMOTIVE - 1.4%

Carvana Co. 5.88%, 10/01/28(h)(i)	1,000,000	997,655
4.88%, 09/01/29(h)(i)	2,527,000	2,410,632

		3,408,287

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.1%

Alliant Holdings Intermediate, LLC 5.88%, 11/01/29(h)(i)	2,000,000	2,037,640
KCF Puerto Rico, LLC 0.00%, 06/28/28(d)(j)	1,226,187	709,303

		2,746,943

BEVERAGE, FOOD & TOBACCO - 0.9%

JBS, S.A. 5.50%, 01/15/30(h)(i)	2,000,000	2,178,360

CAPITAL EQUIPMENT - 0.9%

Clark Equipment Company (Republic of Korea) 5.88%, 06/01/25(e)(h)(i)	2,000,000	2,083,370

CHEMICALS, PLASTICS, & RUBBER - 1.3%

LSF11 A5 HoldCo, LLC 6.63%, 10/15/29(h)(i)	1,000,000	986,405
W.R. Grace & Co. 4.88%, 06/15/27(h)(i)	2,000,000	2,056,760

		3,043,165

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds (continued)

CONTAINERS, PACKAGING & GLASS - 0.9%

LABL, Inc.
5.88%, 11/01/28(h)(i)	1,000,000	1,032,500
8.25%, 11/01/29(h)(i)	1,000,000	1,007,425

		2,039,925

ENERGY: OIL & GAS - 1.2%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	836,000	782,530
10.50%, 05/15/27(h)(i)	2,089,000	2,109,430

		2,891,960

HEALTHCARE & PHARMACEUTICALS - 3.5%

Bausch Health Companies, Inc. 5.00%, 01/30/28(h)(i)	2,000,000	1,843,150
Encompass Health Corp.
4.75%, 02/01/30(h)	3,651,000	3,765,915
4.63%, 04/01/31(h)	1,349,000	1,374,652
RP Escrow Issuer, LLC
5.25%, 12/15/25(h)(i)	1,463,000	1,477,732

		8,461,449

HIGH TECH INDUSTRIES - 0.9%

SS&C Technologies, Inc.
5.50%, 09/30/27(h)(i)	2,000,000	2,092,410

HOTEL, GAMING & LEISURE - 1.7%

Churchill Downs, Inc.
5.50%, 04/01/27(h)(i)	2,000,000	2,062,000
Life Time, Inc.
5.75%, 01/15/26(h)(i)	2,000,000	2,072,350

		4,134,350

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.3%

Advantage Sales & Marketing Inc. 6.50%, 11/15/28(h)(i)	2,121,000	2,225,279
McGraw-Hill Education, Inc.
5.75%, 08/01/28(h)(i)	1,280,000	1,269,139
Outfront Media Capital, LLC
5.00%, 08/15/27(h)(i)	2,000,000	2,049,080

		5,543,498

MEDIA: BROADCASTING & SUBSCRIPTION - 2.1%

CSC Holdings, LLC 5.75%, 01/15/30(h)(i)	5,000,000	4,991,075

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	86,775	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	2,937,000	—

		—

RETAIL - 0.9%

PetSmart, Inc. 7.75%, 02/15/29(h)(i)	2,000,000	2,176,030

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS - 0.9%

II-VI Incorporated 5.00%, 12/15/29(h)(i)	2,000,000	2,046,600

SERVICES: CONSUMER - 0.8%

Mavis Tire Express Services Corp. 6.50%, 05/15/29(h)(i)	2,000,000	1,967,190

TELECOMMUNICATIONS - 2.5%

Lumen Technologies, Inc. 4.00%, 02/15/27(h)(i)	3,000,000	3,047,400
4.25%, 07/01/28(h)(i)	3,000,000	2,974,860

		6,022,260

TRANSPORTATION: CONSUMER - 1.7%

United Airlines Holdings, Inc. 5.88%, 10/15/27(h)	3,613,200	3,964,636

WHOLESALE - 1.2%

LBM Acquisition, LLC 6.25%, 01/15/29(h)(i)	2,952,000	2,922,952

Total Corporate Notes and Bonds (Cost $64,995,555)		66,964,439

Structured Products - 10.2%(m)

Anchorage Capital CLO, Ltd. (Cayman Islands)
2015-6A, Class ER, 6.47%, 07/15/30(e)(i)(n)	4,400,000	4,253,858
Churchill Middle Market CLO, Ltd. (Cayman Islands)
2021-1A E, Class E, 8.29%, 10/24/33(e)(i)(n)	4,000,000	3,912,956
Fortress Credit BSL CLO, Ltd. (Cayman Islands)
2021-3 Class E, 7.18%, 07/20/34(e)(i)(n)	3,000,000	2,880,114
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E, 7.27%, 04/15/31(e)(i)(n)	4,000,000	3,811,476
Golub Capital Partners CLO, Ltd. (Cayman Islands)
2021-55A, Class E, 6.65%, 07/20/34(e)(i)(n)	2,000,000	1,918,064
KKR Financial CLO, Ltd. (Cayman Islands)
2017, Class ER, 7.51%, 04/15/34(e)(i)(n)	2,750,000	2,736,217
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER, 8.10%, 10/20/30(e)(i)(n)	5,000,000	4,982,760

Total Structured Products (Cost $24,691,991)		24,495,445

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2021

	Quantity	Value ($)
Common Stocks - 1.1%

AUTOMOTIVE - 0.0%

APC Parent, Inc.(d)(j)	241,972	114,671

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc.(d)(j)	7,743	—

HIGH TECH INDUSTRIES - 0.2%

Riverbed Holdings, Inc.(j)	29,146	388,612

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	25,399
F & W Media, Inc.(d)(j)	9,511	—

		25,399

MEDIA: BROADCASTING & SUBSCRIPTION - 0.9%

Anuvu Corp.(d)(j)	102,608	2,046,003

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	2,679,190	—

Total Common Stocks (Cost $4,160,333)		2,574,685

	Quantity	Value ($)
Preferred Stocks - 0.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Somers Group Holdings Ltd. (Bermuda)
(LIBOR + 6.68%, 1.00% Floor), 7.68%(d)(e)	37,863	960,774

HIGH TECH INDUSTRIES - 0.1%

Riverbed Holdings, Inc.	19,948	388,986

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc.,
(14.5% PIK), 0.00%(d)(f)(h)	3,353	156,028

Total Preferred Stocks (Cost $1,586,309)		1,505,788

Warrants - 0.0%

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc.(d)(j)	22	—

Total Warrants (Cost $0)		—

Total Investments-152.9%		365,833,170
(Cost of $369,328,909)
Other Assets & Liabilities, Net-(2.4)%		(5,678,181)
Loan Outstanding-(50.5)%(k)(l)		(120,927,969)

Net Assets (Applicable to Common Shares)-100.0%		239,227,020

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2021

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2021. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of December 31, 2021, the 1, 2, 3 and 6 month LIBOR rates were 0.10%, 0.15%, 0.21% and 0.34%, respectively, the 30, 90 and 180 day average SOFR rates were 0.05%, 0.05% and 0.05%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2021, these securities amounted to $81,645,379, or 34.1% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $72,031.
(m)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2021.

See accompanying Notes to Financial Statements.  |  19

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2021

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $392,480,636 and $369,328,909, respectively)	$387,165,035	$365,833,170
Cash and cash equivalents	26,201,080	18,531,435
Interest receivable	871,365	2,194,500
Receivable for investment securities sold	31,404,429	27,338,335
Net unrealized appreciation on unfunded loan commitments (Note 9)	7,511	7,544
Receivable from affiliate	62,759	213,399
Prepaid expenses	137,037	137,165

Total assets	$445,849,216	$414,255,548

Liabilities:

Borrowings under credit facility (principal $130,000,000 and $121,000,000, respectively, less unamortized deferred financing costs of $100,591 and $72,031, respectively) (Note 8)	$129,899,409	$120,927,969
Payable for investment securities purchased	59,133,109	53,513,573
Interest payable	83,880	82,274
Investment advisory fee payable	327,768	305,390
Other payables and accrued expenses	204,211	199,322

Total liabilities	$189,648,377	$175,028,528

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$256,200,839	$239,227,020

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,575 and 14,464,026 issued and outstanding, respectively) (Note 6)	$295,515,991	$275,434,361
Total accumulated loss	(39,315,152)	(36,207,341)

Net Assets (Applicable to Common Shareholders)	$256,200,839	$239,227,020

Number of Common Shares Outstanding	15,573,575	14,464,026
Net Asset Value, per Common Share	$16.45	$16.54

20  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year Ended December 31, 2021

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$19,833,883	$19,668,572
Dividends (net of withholding taxes of $107,486 and $99,218, respectively)	1,022,427	947,938

Total investment income	20,856,310	20,616,510

Expenses:

Investment advisory fee (Note 3)	3,857,083	3,578,216
Interest and commitment fee expense (Note 8)	1,186,304	1,168,325
Professional fees	128,820	128,820
Legal fees	376,310	387,316
Administrative services of the Adviser (Note 3)	846,784	864,157
Fund administration and accounting services (Note 3)	216,635	206,631
Insurance expense	329,898	329,898
Amortization of deferred financing costs (Note 8)	169,126	186,456
Board of Directors fees (Note 3)	153,000	157,000
Other operating expenses	232,428	226,367

Total expenses	7,496,388	7,233,186
Less: Expense waiver (Note 3)	(62,759)	(213,399)

Net expenses	7,433,629	7,019,787

Net Investment Income	13,422,681	13,596,723

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investments	8,519,152	9,474,722
Net change in unrealized depreciation on investments and unfunded loan commitments (Note 9)	(2,193,025)	(4,687,659)

Net realized and unrealized gain on investments	6,326,127	4,787,063

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$19,748,808	$18,383,786

See accompanying Notes to Financial Statements.  |  21

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$13,422,681	$15,243,667
Net realized gain/(loss) on investments	8,519,152	(16,813,877)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	(2,193,025)	5,166,187

Net increase in net assets from operations	19,748,808	3,595,977

Distributions to Common Shareholders

From net investment income	(13,989,900)	(15,868,950)
Return of capital	(1,100,440)	—

Total distributions to common shareholders	(15,090,340)	(15,868,950)

Capital transactions from Common Shares

Reinvestment of dividends	8,416	—

Total increase/(decrease) in net assets	$4,666,884	$(12,272,973)

Net Assets Applicable to Common Shares

Beginning of year	251,533,955	263,806,928

End of year	$256,200,839	$251,533,955

22  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$13,596,723	$14,816,639
Net realized gain/(loss) on investments	9,474,722	(14,550,431)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	(4,687,659)	6,636,493

Net increase in net assets from operations	18,383,786	6,902,701

Distributions to Common Shareholders

From net investment income	(14,244,987)	(15,375,260)
Return of capital	(190,110)	—

Total distributions to common shareholders	(14,435,097)	(15,375,260)

Total increase/(decrease) in net assets	$3,948,689	$(8,472,559)

Net Assets Applicable to Common Shares

Beginning of year	235,278,331	243,750,890

End of year	$239,227,020	$235,278,331

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2021

Cash Flows from Operating Activities:

Net increase in net assets from operations	$19,748,808

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided By Operating Activities:
Net realized gain on investments	(8,519,152)
Net change in unrealized depreciation on investments and unfunded loan commitments	2,193,025
Net amortization/(accretion) of premium/(discount)	(1,349,439)
Purchase of investment securities	(450,330,230)
Proceeds from disposition of investment securities and principal paydowns	467,347,356
Payment-in-kind interest	(290,234)
Amortization of deferred financing costs	169,126
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(40,250)
Increase in receivable from affiliate	(62,759)
Increase in prepaid expenses	(9,958)
Increase in interest payable	80,450
Increase in investment advisory fee payable	12,260
Increase in other payables and accrued expenses	45,970

Net cash flows provided by operating activities	28,994,973

Cash Flows from Financing Activities:
Deferred financing costs paid	(242,113)
Proceeds from borrowings under the credit facility	9,000,000
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(16,623,657)

Net cash flows used in financing activities	(7,865,770)

Net Increase in Cash and Cash Equivalents	21,129,203

Cash and cash equivalents, beginning of year	5,071,877

Cash and cash equivalents, end of year	$26,201,080

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$1,105,854

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$8,416

24  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2021

Cash Flows from Operating Activities:

Net increase in net assets from operations	$18,383,786

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized gain on investments	(9,474,722)
Net change in unrealized depreciation on investments and unfunded loan commitments	4,687,659
Net amortization/(accretion) of premium/(discount)	(1,009,861)
Purchase of investment securities	(474,710,113)
Proceeds from disposition of investment securities and principal paydowns	482,841,836
Payment-in-kind interest	(178,790)
Amortization of deferred financing costs	186,456
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(214,716)
Increase in receivable from affiliate	(213,399)
Increase in prepaid expenses	(10,086)
Increase in interest payable	79,156
Increase in investment advisory fee payable	13,499
Increase in other payables and accrued expenses	2,528

Net cash flows provided by operating activities	20,383,233

Cash Flows from Financing Activities:
Deferred financing costs paid	(78,675)
Proceeds from borrowings under the credit facility	11,000,000
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(15,910,428)

Net cash flows used in financing activities	(4,989,103)

Net Increase in Cash and Cash Equivalents	15,394,130

Cash and cash equivalents, beginning of year	3,137,305

Cash and cash equivalents, end of year	$18,531,435

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$1,089,169

See accompanying Notes to Financial Statements.  |  25

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net Asset Value, Beginning of Year	$16.15	$16.94	$16.34	$17.86	$18.07

Income from Investment Operations:
Net investment income(a)	0.86	0.98	1.21	1.25	1.13
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.41	(0.75)	0.59	(1.51)	(0.18)

Total from investment operations	1.27	0.23	1.80	(0.26)	0.95

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.90)	(1.02)	(1.20)	(1.26)	(1.16)
Return of capital	(0.07)	—	—	—	—

Total distributions paid to Common Shareholders	(0.97)	(1.02)	(1.20)	(1.26)	(1.16)

Net Asset Value, End of Year	$16.45	$16.15	$16.94	$16.34	$17.86
Market Value, End of Year	$16.11	$14.40	$15.14	$14.39	$16.22
Total return based on net asset value(b)	8.38%	2.99%	12.35%	(0.98)%	5.80%
Total return based on market value(b)	19.04%	2.75%	14.02%	(3.98)%	(0.22)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	2.91%	3.12%	4.01%	3.84%	3.33%
Ratio of net expenses to average net assets	2.89%	3.12%	4.01%	3.84%	3.33%
Ratio of net investment income to average net assets	5.22%	6.37%	7.23%	7.10%	6.24%
Supplemental Data:
Portfolio turnover rate	123.3%	93.6%	101.2%	122.4%	102.2%
Net assets at end of year (000’s)	$256,201	$251,534	$263,807	$254,427	$278,070
Senior Securities:
Principal loan outstanding (in 000’s)	$130,000	$121,000	$141,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding(c)	$2,971	$3,079	$2,871	$2,804	$2,972

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

26  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net Asset Value, Beginning of Year	$16.27	$16.85	$16.07	$17.44	$17.18

Income from Investment Operations:
Net investment income(a)	0.94	1.02	1.25	1.33	1.27
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.33	(0.54)	0.77	(1.38)	0.28

Total from investment operations	1.27	0.48	2.02	(0.05)	1.55

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.99)	(1.06)	(1.24)	(1.32)	(1.29)
Return of capital	(0.01)	—	—	—	—

Total distributions paid to Common Shareholders	(1.00)	(1.06)	(1.24)	(1.32)	(1.29)

Net Asset Value, End of Year	$16.54	$16.27	$16.85	$16.07	$17.44
Market Value, End of Year	$15.32	$14.48	$15.10	$13.77	$15.75
Total return based on net asset value(b)	8.44%	4.71%	13.97%	0.47%	9.87%
Total return based on market value(b)	12.86%	3.99%	19.20%	(4.67)%	10.47%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.01%	3.16%	4.03%	3.85%	3.53%
Ratio of net expenses to average net assets	2.92%	3.16%	4.03%	3.85%	3.53%
Ratio of net investment income to average net assets	5.66%	6.72%	7.53%	7.65%	7.27%
Supplemental Data:
Portfolio turnover rate	137.5%	96.4%	112.3%	130.9%	111.8%
Net assets at end of year (000’s)	$239,227	$235,278	$243,751	$232,432	$252,265
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000	$110,000	$126,500	$126,500	$138,000
Asset coverage per $1,000 of loan outstanding(c)	$2,977	$3,139	$2,927	$2,837	$2,828

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  27

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2021

Note 1. Organization and Operation

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require

28  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

The valuation techniques used by the Funds to measure fair value at December 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2021 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$26,201,080	$26,201,080	$—	$—
Senior Loans	376,936,032	—	365,473,954	11,462,078
Corporate Notes and Bonds	5,939,356	—	5,170,945	768,411
Common Stocks	2,737,177	—	435,252	2,301,925
Preferred Stocks	1,552,470		435,669	1,116,801
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	17,060	—	17,060	—

Total Assets	$413,383,175	$26,201,080	$371,532,880	$15,649,215

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(9,549)	—	(8,128)	(1,421)

Total Liabilities	(9,549)	—	(8,128)	(1,421)

	$413,373,626	$26,201,080	$371,524,752	$15,647,794

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2021:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of year	$19,227,669	$13,735,856	$—	$5,318,468	$136,991	$36,354	$—
Purchases, including capitalized PIK	14,123,199	11,819,316	—	2,303,883	—	—	—
Sales/Paydowns	(23,438,959)	(13,770,590)	—	(9,668,369)	—	—	—
Accretion/(amortization) of discounts/ (premiums)	28,217	28,217	—	—	—	—	—
Net realized gain/(loss)	4,374,749	(2,021,554)	—	6,447,329	—	(51,026)	—
Change in net unrealized appreciation/ (depreciation)	372,145	1,670,833	768,411	(2,099,386)	19,036	14,672	(1,421)
Transfers into Level 3	960,774	—	—	—	960,774	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Total Fair Value, end of year	$15,647,794	$11,462,078	$768,411	$2,301,925	$1,116,801	$—	$(1,421)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2021 was $658,554.

30  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2021:

Apollo Senior Floating Rate Fund Inc.

Assets/Liabilities	Fair Value at December 31, 2021	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$1,936,456	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	2,080,550	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	3.4x-3.8x	3.6x

	32,480	Recoverability(c)	Estimated Proceeds(c)	$843k	$843k

	—	Recoverability(c)	Estimated Proceeds(c)	$—	$—

	58,842	Discounted Cash Flow(d)	Discount Rate(d)	9.69%-10.69%	10.19%

	7,353,750	Transaction Approach (e)	Cost (e)	N/A	N/A

Corporate Notes and Bonds	768,411	Recoverability (c) Discounted Cash Flow (d)	Estimated Proceeds (c) Discount Rate (d)	$53.9m 0.60%	$53.9m 0.60%

	—	Recoverability(c)	Estimated Proceeds(c)	$—	$—

Common Stocks	25,399	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	7.0x	7.0x

	—	Recoverability(c)	Estimated Proceeds(c)	$843k	$843k

	—	Recoverability(c)	Estimated Proceeds(c)	$—	$—

	114,671	Recoverability(c)	Estimated Proceeds(c)	$0.47	$0.47

	2,161,855	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	4.25x-4.50x	4.38x

Preferred Stock	156,027	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	7.0x	7.0x

	960,774	Discounted Cash Flow(d)	Discount Rate(d)	8.15%-8.65%	8.40%

Warrants	—	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	3.4x-3.8x	3.6x

Unfunded Loan Commitments	(1,421)	Discounted Cash Flow(d)	Discount Rate(d)	9.69%-10.69%	10.19%

	—	Transaction Approach (e)	Cost (e)	N/A	N/A

Total Fair Value	$15,647,794

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(e)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.

Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Apollo Tactical Income Fund Inc.

	Total Fair Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$18,531,435	$18,531,435	$—	$—
Senior Loans	270,292,813	—	252,113,712	18,179,101
Corporate Notes and Bonds	66,964,439	—	66,255,136	709,303
Structured Products	24,495,445	—	24,495,445	—
Common Stocks	2,574,685	—	388,612	2,186,073
Preferred Stocks	1,505,788	—	388,986	1,116,802
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	17,107	—	17,060	47

Total Assets	$384,381,712	$18,531,435	$343,658,951	$22,191,326

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(9,564)	—	(8,219)	(1,345)

Total Liabilities	(9,564)	—	(8,219)	(1,345)

	$384,372,148	$18,531,435	$343,650,732	$22,189,981

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2021:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Structured Product	Common Stocks	Preferred Stocks	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of year	$16,676,751	$9,221,275	$—	$2,329,420	$4,966,102	$136,991	$22,963	$—
Purchases, including capitalized PIK	21,731,692	19,551,272	—	—	2,180,420	—	—	—
Sales/Paydowns	(21,575,077)	(10,192,121)	—	(2,425,000)	(8,957,956)	—	—	—
Accretion/(amortization) of discounts/ (premiums)	22,908	21,548	—	1,360	—	—	—	—
Net realized gain/(loss)	4,984,531	(1,967,097)	—	(41,679)	7,040,214	—	(46,907)	—
Change in net unrealized appreciation/ (depreciation)	(611,598)	1,544,224	709,303	135,899	(3,042,707)	19,037	23,944	(1,298)
Transfers into Level 3	960,774	—	—	—	—	960,774	—	—
Transfers out of Level 3	—	—	—	—	—	—	—	—

Total Fair Value, end of year	$22,189,981	$18,179,101	$709,303	$—	$2,186,073	$1,116,802	$—	$(1,298)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2021 was $610,810.

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2021:

Apollo Tactical Income Fund Inc.

Assets /Liabilities	Fair Value at December 31, 2021	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$1,936,456	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	970,818	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	3.4x-3.8x	3.6x

	9,788	Recoverability(c)	Estimated Proceeds(c)	$843k	$843k

	—	Recoverability(c)	Estimated Proceeds(c)	$—	$—

	55,689	Discounted Cash Flow(d)	Discount Rate(d)	9.69%-10.69%	10.19%

	127,329	Discounted Cash Flow(d)	Discount Rate(d)	8.03%-9.11%	8.57%

	2,000,683	Discounted Cash Flow(d)	Discount Rate(d)	7.94%-9.23%	8.58%

	13,078,338	Transaction Approach(e)	Cost(e)	N/A	N/A

Corporate Notes and Bonds	709,303	Recoverability(c) Discounted Cash Flow(d)	Estimated Proceeds(c) Discount Rate(d)	$53.9m 0.60%	$53.9m 0.60%

	—	Recoverability(c)	Estimated Proceeds(c)	$—	$—

Common Stocks	25,399	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	7.0x	7.0x

	—	Recoverability(c)	Estimated Proceeds(c)	$843k	$843k

	—	Recoverability(c)	Estimated Proceeds(c)	$—	$—

	114,671	Recoverability(c)	Estimated Proceeds(c)	$0.47	$0.47

	2,046,003	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	4.25x-4.50x	4.38x

Preferred Stock	156,028	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	7.0x	7.0x

	960,774	Discounted Cash Flow(d)	Discount Rate(d)	8.15%-8.65%	8.40%

Warrants	—	Guideline Public Company(b)	TEV | EBITDA Multiple(b)	3.4x-3.8x	3.6x

Unfunded Loan Commitments	(1,345)	Discounted Cash Flow(d)	Discount Rate(d)	9.69%-10.69%	10.19%

	47	Discounted Cash Flow(d)	Discount Rate(d)	8.03%-9.11%	8.57%

	—	Transaction Approach(e)	Cost(e)	N/A	N/A

Total Fair Value	$22,189,981

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(e)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31, 2021, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities. Dividend income from equity investments is recorded on the ex-dividend date. The Funds record dividend income and accrue interest income from private investments pursuant to the terms of the respective investment.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2021, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2021 related to the 2020 tax year. No federal income tax provision or excise tax provision is required for the year ended December 31, 2021.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2018 to 2021. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2018 to 2021.

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The new rule will also impact a fund’s use of unfunded commitment agreements and reverse repurchase agreements. The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, a fund entering into an unfunded commitment agreement generally must determine, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due. Additionally, a fund entering into reverse repurchase agreements or other similar financing transactions, must either (i) comply with the asset coverage requirements of Section 18 (combining the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio) or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4.

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Recent Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which was subsequently amended in January 2021 by ASU 2021-01. The guidance is intended to ease the potential burden in accounting for, or recognizing the effects of, reference rate reform on financial reporting, through various optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. These ASUs are effective from March 12, 2020 through December 31, 2022. The Funds have evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Funds are still evaluating the potential impact to future financial statements.

SEC Disclosure Update and Simplification

In December 2020, the SEC adopted Rule 2a-5. The rule establishes a consistent, principles-based framework for boards of directors to use in creating their own specific processes in order to determine fair values in good faith. The effective date for compliance with Rule 2a-5 is September 8, 2022. The Funds are evaluating the potential impact that the rule will have on the Funds’ financial statements.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2021, the Adviser earned fees of $3,857,083 and $3,578,216 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2021, the Adviser provided services under these agreements totaling $846,784 and $864,157 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $96,000 and $96,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. During the year ended December 31, 2021, the Funds accrued voluntary expense waivers totaling $62,759 and $213,399 for AFT and AIF, respectively. These amounts are reflected in receivable from affiliate in the Statements of Assets and Liabilities. This waiver is completely voluntary by the Adviser and can be discontinued by the Adviser at any time without notice.

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $216,635 and $206,631 for AFT and AIF, respectively, for the year ended December 31, 2021, which are included in fund administration and accounting services in the Statements of Operations.

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $23,000 per Fund, plus $2,000 for each in-person Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the year ended December 31, 2021 is $153,000 and $157,000 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the year ended December 31, 2021, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$487,204,901	$485,831,211
Apollo Tactical Income Fund Inc.	511,485,062	502,578,506

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended December 31, 2021, the Funds engaged in Cross-Trade activities with purchases of $124,190 and $57,949 for AFT and AIF, respectively.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LIBOR

A Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications may be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is developing and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	15,573,061	$296,608,015	15,573,061	$296,608,448
Common shares issued as reinvestment of dividends	514	8,416	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(433)
Return of Capital	—	(1,100,440)	—	—

Common shares outstanding, end of the year	15,573,575	$295,515,991	15,573,061	$296,608,015

Apollo Tactical Income Fund Inc.

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	14,464,026	$275,624,471	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(433)
Return of Capital	—	(190,110)	—	—

Common shares outstanding, end of the year	14,464,026	$275,434,361	14,464,026	$275,624,471

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Dividends declared on common shares with a record date of January 1, 2021 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 4, 2021	January 14, 2021	January 15, 2021	January 29, 2021	$0.0740	$1,152,407	$1,152,407	—
February 2, 2021	February 11, 2021	February 12, 2021	February 26, 2021	$0.0740	$1,152,407	$1,152,407	—
March 5, 2021	March 17, 2021	March 18, 2021	March 31, 2021	$0.0740	$1,152,407	$1,152,407	—
April 9, 2021	April 16, 2021	April 19, 2021	April 30, 2021	$0.0800	$1,245,845	$1,245,845	—
May 6, 2021	May 14, 2021	May 17, 2021	May 28, 2021	$0.0800	$1,245,845	$1,245,845	—
June 7, 2021	June 16, 2021	June 17, 2021	June 30, 2021	$0.0800	$1,245,845	$1,245,845	—
July 9, 2021	July 16, 2021	July 19, 2021	July 30, 2021	$0.0820	$1,276,991	$1,276,991	—
August 11, 2021	August 20, 2021	August 23, 2021	August 31, 2021	$0.0850	$1,323,710	$1,323,710	—
September 13, 2021	September 22, 2021	September 23, 2021	September 30, 2021	$0.0850	$1,323,710	$1,323,710	—
October 8, 2021	October 20, 2021	October 21, 2021	October 29, 2021	$0.0850	$1,323,710	$1,323,710	—
November 11, 2021	November 19, 2021	November 22, 2021	November 30, 2021	$0.0850	$1,323,710	$1,315,294	$8,416
December 13, 2021	December 22, 2021	December 23, 2021	December 31, 2021	$0.0850	$1,323,754	$1,323,754	—
January 14, 2022*	January 21, 2022	January 24, 2022	January 31, 2022	$0.0800	$1,245,866	$1,245,866	—
February 4, 2022*	February 16, 2022	February 17, 2022	February 28, 2022	$0.0800

* Declared subsequent to December 31, 2021

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 4, 2021	January 14, 2021	January 15, 2021	January 29, 2021	$0.0760	$1,099,266	$1,099,266	—
February 2, 2021	February 11, 2021	February 12, 2021	February 26, 2021	$0.0760	$1,099,266	$1,099,266	—
March 5, 2021	March 17, 2021	March 18, 2021	March 31, 2021	$0.0760	$1,099,266	$1,099,266	—
April 9, 2021	April 16, 2021	April 19, 2021	April 30, 2021	$0.0780	$1,128,194	$1,128,194	—
May 6, 2021	May 14, 2021	May 17, 2021	May 28, 2021	$0.0785	$1,135,426	$1,135,426	—
June 7, 2021	June 16, 2021	June 17, 2021	June 30, 2021	$0.0785	$1,135,426	$1,135,426	—
July 9, 2021	July 16, 2021	July 19, 2021	July 30, 2021	$0.0850	$1,229,442	$1,229,442	—
August 11, 2021	August 20, 2021	August 23, 2021	August 31, 2021	$0.0900	$1,301,762	$1,301,762	—
September 13, 2021	September 22, 2021	September 23, 2021	September 30, 2021	$0.0900	$1,301,762	$1,301,762	—
October 8, 2021	October 20, 2021	October 21, 2021	October 29, 2021	$0.0900	$1,301,762	$1,301,762	—
November 11, 2021	November 19, 2021	November 22, 2021	November 30, 2021	$0.0900	$1,301,762	$1,301,762	—
December 13, 2021	December 22, 2021	December 23, 2021	December 31, 2021	$0.0900	$1,301,762	$1,301,762	—
January 14, 2022*	January 21, 2022	January 24, 2022	January 31, 2022	$0.0850	$1,229,442	$1,229,442	—
February 4, 2022*	February 16, 2022	February 17, 2022	February 28, 2022	$0.0850

* Declared subsequent to December 31, 2021

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2021, no permanent differences were identified.

	Accumulated Loss	Paid-In Capital

Apollo Senior Floating Rate Fund Inc.	$—	$—
Apollo Tactical Income Fund Inc.	—	—

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2021 and 2020 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid to Common Shareholders from:	2021	2020

Ordinary Income*	$13,989,900	$15,868,950
Return of Capital	1,100,440	—

Total Distributions	$15,090,340	$15,868,950

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal years ended December 31, 2021 and 2020 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid to Common Shareholders from:	2021	2020

Ordinary Income*	$14,244,987	$15,375,260
Return of Capital	190,110	—

Total Distributions	$14,435,097	$15,375,260

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$—	$—	$(6,579,770)	$(32,735,382)
Apollo Tactical Income Fund Inc.	—	—	(4,833,204)	(31,374,137)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and tax adjustments on restructurings.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2021, short-term and long-term capital loss carryforwards totaled $2,270,837 and $30,464,544, respectively, for AFT and $— and $31,374,136, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2021 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$393,752,316	$370,673,917

Unrealized appreciation	$3,567,745	$4,346,784
Unrealized depreciation	(10,155,026)	(9,187,531)

Net unrealized appreciation/(depreciation)*	$(6,587,281)	$(4,840,747)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On September 1, 2021, AFT entered into a second amended and restated credit facility (the “AFT Second Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on September 1, 2022. Under the terms of the AFT Second Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “AFT Revolving Loan”). Borrowings under this facility bear interest at a rate of 0.825%. Any unused portion of the AFT Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. AFT has granted a security interest in substantially all of its assets in the event of default under the AFT Second Amended Credit Facility. As of December 31, 2021, AFT has $130,000,000 of principal outstanding under the AFT Second Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000.

On March 1, 2021, AFT entered into an amended and restated credit facility (the “AFT First Amended Credit Facility”) with SMBC as lender, which matured on September 1, 2021. Under the terms of the AFT First Amended Credit Facility, AFT was permitted to borrow a single term loan not to exceed $121,000,000, and may borrow up to an additional $12,000,000 on a revolving basis (“Prior Revolving Loan”). Borrowings under this facility bore an interest rate of LIBOR plus 0.775%. Any unused portion of the Prior Revolving Loan was subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments.

Prior to March 1, 2021, AFT entered into an amended and restated credit facility (the “Prior AFT Credit Facility”) with SMBC as lender, which matured on March 1, 2021. Under the terms of the Prior AFT Credit Facility, AFT was permitted to borrow a single term loan not to exceed $141,000,000. Borrowings under this facility bore interest at a rate of LIBOR plus 0.875%.

For the year ended December 31, 2021, the average daily principal loan balance outstanding was $128,060,274, the weighted average annual interest rate was 0.92% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,182,492.

The fair value of AFT’s borrowings under the AFT Second Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The AFT Second Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2021, AFT was not aware of any instances of non-compliance related to the AFT Second Amended Credit Facility.

In connection with AFT’s entry into the AFT Second Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Apollo Tactical Income Fund Inc.

On April 22, 2021, AIF entered into a second amended and restated credit facility (the “AIF Amended Credit Facility”) with SMBC as lender, which matures on April 4, 2022. Under the terms of the AIF Amended Credit Facility, AIF may borrow a single term loan not to exceed $110,000,000 and may borrow up to an additional $14,000,000 on a revolving basis (the “AIF Revolving Loan”). Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. Any unused portion of the AIF Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. AIF has granted a security interest in substantially all of its assets in the event of default under the AIF Amended Credit Facility. As of December 31, 2021, AIF has $121,000,000 of principal outstanding under the AIF Amended Credit Facility, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000.

Prior to April 22, 2021, AIF entered into an amended and restated credit facility (the “Prior AIF Credit Facility”) with SMBC as lender, which was scheduled to mature on April 4, 2022. Under the terms of the Prior AIF Credit Facility, AIF was permitted to borrow a single term loan not to exceed $110,000,000. Borrowings under this facility bore interest at a rate of LIBOR plus 0.875%.

For the year ended December 31, 2021, the average daily principal loan balance outstanding was $117,482,192, the weighted average annual interest rate was 0.99% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,165,450.

The fair value of AIF’s borrowings under the AIF Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The AIF Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2021, AIF was not aware of any instances of non-compliance related to the AIF Amended Credit Facility.

In connection with AIF’s entry into the AIF Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the AIF Amended Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Note 9. General Commitments and Contingencies

As of December 31, 2021, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

Anuvu Holdings 2, LLC Delayed Draw Term Loan	$122,790	$116,210
Authentic Brands Group LLC Delayed Draw Term Loan B2	3,336,741	3,336,741
Authentic Brands Group LLC Delayed Draw Term Loan B3	523,410	523,410
BCP Acquisitions LLC Bridge Term Loan*	977,427	912,265
BCP Acquisitions LLC Backstop EUR Term Loan*	833,034	777,499
BCP Acquisitions LLC Backstop USD Term Loan*	1,854,890	1,731,231
Inovalon Holdings, Inc. Delayed Draw Term Loan**	—	660,211
Intelsat Jackson Holdings S.A. DIP Term Loan	719,094	727,375
Pro Mach Group, Inc. Delayed Draw Term Loan***	248,857	248,857
Sovos Compliance, LLC Delayed Draw Term Loan	368,151	368,151
Trident TPI Holdings, Inc. Delayed Draw Term Loan***	451,149	451,149
Ultimate Baked Goods Midco LLC Revolving Term Loan** ***	—	118,108

	$9,435,543	$9,971,207

*	Subsequent to December 31, 2021, the outstanding loan commitment was terminated.
**	The loan commitment was held in AIF only.
***	Subsequent to December 31, 2021, all or a portion of the outstanding loan commitment was funded.

44  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2021

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2021, AFT and AIF recorded a change in unrealized appreciation on unfunded loan commitments totaling $3,220 and $3,252, respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

Annual Report  |  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively, the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 22, 2022

We have served as the auditor of the Funds since 2011.

46  |

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks

December 31, 2021 (unaudited)

Recent Changes:

This section summarizes certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

On May 18, 2021, AIF adopted a policy to not invest more than 20% (previously 10%) of its managed assets in structured products.

On June 28, 2021 shareholders of AIF voted to change AIF’s fundamental investment restriction with respect to loans. Effective as of June 28, 2021, AIF’s fundamental investment restriction with respect to loans is as follows:

AIF may not:

Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

Other than as set forth above, there have been no changes in investment policies not approved by shareholders since each Fund’s last annual report.

AFT — Investment Objective and Policies:

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.

The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in

Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

AIF — Investment Objective and Policies:

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

Securities Rated Below Caa or CCC. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy.

Structured Products. AIF has adopted a policy to not invest more than 20% of its managed assets in structured products.

Illiquid Investments. AIF has adopted a policy to not invest more than 25% of its managed assets in securities that the Adviser considers to be illiquid.

The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.

The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in non-U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.

The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market.

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise,

Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

AFT Risk Factors:

General. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

The rapid and global spread of COVID-19 and associated variants, has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Senior Loans. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the

Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities Risk. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade. Non-investment grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.

Prepayment Risk. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk. Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates (which are currently considered low by historic standards) may

52  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

cause a decline in the Fund’s net asset value. In addition, Senior Loans or similar securities may allow the Borrower to opt between LIBOR or SOFR based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications may be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is developing and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and Defaulted Securities Risk. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.

Annual Report  |  53

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

Leverage Risk. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

AIF Risk Factors:

General Risk. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

54  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

The rapid and global spread of COVID-19 and associated variants has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Below Investment Grade Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Annual Report  |  55

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

Fixed Income Instrument Risk. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:

Issuer Risk. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR or SOFR based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common stockholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Senior Loans Risk. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments,

56  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior

Annual Report  |  57

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Distressed and Defaulted Securities Risk. The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.

Leverage Risk. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications may be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is developing and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies,

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

AFT Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.    Make investments for the purpose of exercising control or management.

2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.

3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.    Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

AIF Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.    Make investments for the purpose of exercising control or management;

Annual Report  |  59

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2021 (unaudited)

2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;

3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

5.    Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

6.    Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

Other Corporate Governance

Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

60  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2021 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

Annual Report  |  61

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

December 31, 2021 (unaudited)

Shareholder Tax Information

The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. Federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2021, the percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 82.90% and 77.57%, respectively.

62  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2021 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/trusteeships.

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED DIRECTORS(2)
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2024 annual meeting.	President, Elysium Management LLC since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.
INDEPENDENT DIRECTORS(3)
Robert L. Borden(4) (born 1963)	Director	AFT and AIF Director since November 2013, current terms end at the 2023 annual meeting.	Founding Partner, Delegate Advisors, LLC since 2012.	2	Athene Holding Ltd.
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2022 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2023 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2004.	2	Berry Global Group, Inc.; MicroStrategy Incorporated.
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2022 annual meeting.	Co-Founder, President and COO, KMP Music LLC since 2020; Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC 2014 to 2020	2	CBIZ, Inc.

Annual Report  |  63

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2021 (unaudited)

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2024 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation; BellRing Brands, Inc.
EXECUTIVE OFFICERS(5)
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Apollo Capital Management L.P. since 2008, Co-Head of Global Corporate Credit since 2018.	N/A	N/A
Kenneth Seifert(6) (born 1978)	Treasurer and Chief Financial Officer	AFT and AIF since 2021.	Controller, Principal and Director, Apollo Capital Management, L.P. since 2021 and 2017, respectively.	N/A	N/A
Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management L.P. since 2007.	N/A	N/A
Isabelle Gold (born 1982)	Chief Compliance Officer	AFT and AIF since 2020.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2020; Senior Compliance Officer, Apollo Management Holdings 2016 to 2020.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are the directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)

On March 8, 2021, AGM announced that it had entered into a definitive agreement with Athene Holding Ltd. (“Athene”) to merge in an all-stock transaction (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene was exchanged for a fixed ratio of shares of AGM common stock. As a shareholder of Athene, Mr. Borden received shares of AGM common stock as a result of the closing of the Merger on January 3, 2022. As of that date, he became an “interested person,” of the Funds as defined in the 1940 Act. Mr. Borden will remain an interested person so long as he knowingly has any direct or indirect beneficial interest in AGM common stock.

(5)	Executive officers of the Funds serve at the pleasure of the Board of Directors.
(6)

Prior to November 17, 2021, Frank Marra served as the Treasurer and Chief Financial Officer of the Funds. Kenneth Seifert was appointed by the Board of each Fund to serve as his replacement as of such date.

64  |  Annual Report

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

U.S. Bank N.A.

Corporate Trust Services

1 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2021 are available (i) without charge, upon request, by calling 1-877-864-4834 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Annual Report  |  65

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

What Information Do We Have About You?

We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:

Apollo Credit Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 37th Floor, New York, NY 10019

Attn: Isabelle Gold

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

66  |  Annual Report

9 West 57th Street, New York, NY 10019

1-877-864-4834 • www.apollofunds.com

12/31/21

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.apollofunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees and expenses billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2021 were $110,000 and $110,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2020 and December 31, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2020 and December 31, 2021 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2020 and December 31, 2021 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,675 and $6,675, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2020 and December 31, 2021 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2020 and December 31, 2021 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $7,000, respectively, related to a proposed reorganization. The aggregate fees in this category billed in the fiscal years ended December 31, 2020 and December 31, 2021 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2020 and December 31, 2021 were $6,675 and $13,675, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of December 31, 2021, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is a Partner in Apollo Global Management, Inc.’s (along with its subsidiaries, “Apollo”) Credit business and currently serves as Co-Head of the Multi-Asset Credit platform of Apollo Capital Management, L.P. and serves as the President and Chief Investment Officer of the registrant. Mr. Moroney joined Apollo in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 28 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in

Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

(a)(2)   As of December 31, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.363 Billion	None	None
Other Pooled Investment Vehicles:	2	$6.770 Billion	1	$0.168 Billion
Other Accounts:	None	None	None	None

James Vanek
Registered Investment Companies:	1	$0.363 Billion	None	None
Other Pooled Investment Vehicles:	3	$15.206 Billion	2	$2.682 Billion
Other Accounts:	10	$4.712 Billion	1	$0.800 Billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

(3)

Joseph Moroney is the Co-Head of the Multi-Asset Credit platform which had AUM of approximately $350.1 billion as of December 31, 2021. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other

Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)     Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2021 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned
Joseph Moroney	$100,001 - $500,000
James Vanek	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 22, 2022

By (Signature and Title) /s/ Kenneth Seifert
Kenneth Seifert, Treasurer and Chief Financial Officer
(principal financial officer)

Date February 22, 2022